SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        10/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J6 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On October 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated        10/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D       10/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J6

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     October 25, 2002

DISTRIBUTION SUMMARY

        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution

A-1	159,687,500.00	159,687,500.00	5,893,024.69
A-2	22,812,500.00	22,812,500.00	841,860.67
A-3	35,000,000.00	35,000,000.00	0.00
A-4	3,130,000.00	3,130,000.00	0.00
A-5	101,552,625.00	101,552,625.00	330,279.21
A-6	78,985,375.00	78,985,375.00	256,883.83
A-7	78,985,375.00	78,985,375.00	0.00
A-8	13,934,000.00	13,934,000.00	0.00
A-9	43,000,000.00	43,000,000.00	119,761.07
A-10	1,720,000.00	1,720,000.00	0.00
A-11	23,781,000.00	23,781,000.00	3,380,555.56
A-12	3,356,000.00	3,356,000.00	0.00
A-13	2,192,000.00	2,192,000.00	0.00
A-14	7,671,000.00	7,671,000.00	0.00
A-15	55,100,000.00	55,100,000.00	5,034,286.79
A-16	15,428,000.00	15,428,000.00	1,409,600.30
A-17	65,000,000.00	65,000,000.00	0.00
PO	758,401.00	758,401.00	799.19
IO	615,052,012.00	615,052,012.00	0.00
M-1	9,103,400.00	9,103,400.00	8,103.24
M-2	3,901,400.00	3,901,400.00	3,472.77
M-3	2,275,900.00	2,275,900.00	2,025.85
B-1	1,300,500.00	1,300,500.00	1,157.62
B-2	975,300.00	975,300.00	868.15
B-3	1,300,586.32	1,300,586.32	1,157.69
R-1	50.00		50.00		50.00
R-2	50.00		50.00		50.00

Total	650,245,587.32	650,245,587.32	17,283,936.63








     Pass-Through Rate    Interest Distribution
A-1	6		798,437.50
A-2	8		152,083.33
A-3	6.25		182,291.67
A-4	6.25		16,302.08
A-5	4.5		380,822.34
A-6	2.22		141,252.18
A-7	6.28		399,578.24
A-8	6.25		72,572.92
A-9	6		215,000.00
A-10	6.25		8,958.33
A-11	6.25		123,859.38
A-12	6.25		17,479.17
A-13	6.25		11,416.67
A-14	6.25		39,953.13
A-15	3.32		147,361.89
A-16	16.714286	207,727.00
A-17	6.25		338,541.67
PO	0		0.00
IO	0.380429	194,986.56
M-1	6.25		47,413.54
M-2	6.25		20,319.79
M-3	6.25		11,853.65
B-1	6.25		6,773.44
B-2	6.25		5,079.69
B-3	6.25		6,773.89
R-1	6.25		0.41
R-2	6.25		0.26

Total			3,546,838.73









            Ending Balance
A-1	153,794,475.31
A-2	21,970,639.33
A-3	35,000,000.00
A-4	3,130,000.00
A-5	101,222,345.79
A-6	78,728,491.17
A-7	78,728,491.17
A-8	13,934,000.00
A-9	42,880,238.93
A-10	1,715,209.56
A-11	20,400,444.44
A-12	3,356,000.00
A-13	2,192,000.00
A-14	7,671,000.00
A-15	50,065,713.21
A-16	14,018,399.70
A-17	65,000,000.00
PO	757,601.81
IO	597,805,253.58
M-1	9,095,296.76
M-2	3,897,927.23
M-3	2,273,874.15
B-1	1,299,342.38
B-2	974,431.85
B-3	1,299,428.63
R-1	0.00
R-2	0.00

Total	632,961,650.69







     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional Balance

A-1	36185NTP5	36.90348143	5		963.0965186
A-2	36185NTQ3	36.90348143	6.666666667	963.0965186
A-3	36185NTR1	0		5.208333333	1000
A-4	36185NTS9	0		5.208333333	1000
A-5	36185NTT7	3.252296137	3.75		996.7477039
A-6	36185NTU4	3.252296137	1.788333333	996.7477039
A-7	36185NTV2	0		5.058888889	996.7477039
A-8	36185NTW0	0		5.208333333	1000
A-9	36185NTX8	2.785141163	5		997.2148588
A-10	36185NTY6	0		5.208333333	997.2148588
A-11	36185NTZ3	142.1536336	5.208333333	857.8463664
A-12	36185NUA6	0		5.208333333	1000
A-13	36185NUB4	0		5.208333333	1000
A-14	36185NUC2	0		5.208333333	1000
A-15	36185NUD0	91.3663665	2.674444444	908.6336335
A-16	36185NUE8	91.3663665	13.46428571	908.6336335
A-17	36185NUF5	0		5.208333333	1000
PO	36185NUG3	1.053776828	0		998.9462232
IO	36185NUH1	0		0.317024501	971.9588619
M-1	36185NUL2	0.890133066	5.208333333	999.1098669
M-2	36185NUM0	0.890133066	5.208333333	999.1098669
M-3	36185NUN8	0.890133066	5.208333333	999.1098669
B-1	36185NT		0.890133066	5.208333333	999.1098669
B-2	36185NT		0.890133066	5.208333333	999.1098669
B-3	36185NT		0.890133066	5.208333333	999.1098669
R-1	36185NUJ7	1000		8.209116593	0
R-2	36185NUK4	1000		5.208333333	0

Total			26.58062887	5.454614071	973.4193711



Group 1
Cut-Off Date Balance						650,245,587.32
Beginning Aggregate Pool Stated Principal Balance		650,245,587.32
Ending Aggregate Pool Stated Principal Balance			632,961,650.69
Beginning Aggregate Certificate Stated Principal Balance	650,245,587.32
Ending Aggregate Certificate Stated Principal Balance		632,961,650.69
Beginning Aggregate Loan Count					1566
Loans Paid Off or Otherwise Removed Pursuant to PSA		38
Ending Aggregate Loan Count					1528
Beginning Weighted Average Loan Rate (WAC)			6.80%
Ending Weighted Average Loan Rate (WAC)				6.79%
Beginning Net Weighted Average Loan Rate			6.55%
Ending Net Weighted Average Loan Rate				6.54%
Weighted Average Maturity (WAM) (Months)			354
Servicer Advances						0
Aggregate Pool Prepayment					16,705,083.34
Pool Prepayment Rate						26.8455 CPR



Prepayment Compensation
Total Gross Prepayment Interest Shortfall			19,540.73
Compensation for Gross PPIS from Servicing Fees			19,540.73
Other Gross PPIS Compensation					0
Total Net PPIS (Non-Supported PPIS)				0


Master Servicing Fees Paid					115,927.17
Insurance Premium(s) Paid					0
Total Fees							115,927.17


Delinquency Information
Group 1
Delinquency			30-59 	60-89 	90+ 	Totals
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Foreclosure
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans					0
Percentage of Total Pool Balance				0.00%
Current Realized Losses						0
Additional Gains (Recoveries)/Losses				0
Total Realized Losses						0


Subordination/Credit Enhancement	Information

Protection				Original	Current
Bankruptcy Loss				120,000.00	0
Bankruptcy Percentage			0.02%		0.00%
Credit/Fraud Loss			6,502,460.00	6,502,460.00
Credit/Fraud Loss Percentage		1.00%		1.03%
Special Hazard Loss			3,251,230.00	3,251,230.00
Special Hazard Loss Percentage		0.50%		0.51%

Credit Support			Original	Current
Class A				650,245,587.32	632,961,650.69
Class A Percentage		100.00%		100.00%








        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J6


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA